                                                                   Exhibit 10.6


                              INVESTMENT AGREEMENT

         THIS INVESTMENT AGREEMENT (this "Agreement") is made and entered into this ____ day of __________, 2002, by and between GLOBAL ENERGY GROUP, INC. (the "Company"), a Delaware corporation and ROBERT J. SMITH (the "Investor"), an individual with a principal residence in Springfield, MO.

                             BACKGROUND INFORMATION

         The Company needs additional working capital to support its operations. The Company desires the Investor to provide such working capital, and the Investor desires to provide such working capital, subject to the terms and conditions of this Agreement, in the form of one or more loans to the Company.

                              OPERATIVE PROVISIONS

                                   ARTICLE I
                                   THE LOANS

         1.1. Loan Schedule. During each period indicated in the following table (each a "Loan Period"), the Company may request in writing that the Investor lend the Company an amount of money, which amount shall not exceed the corresponding maximum loan amount ("Maximum Loan Amount for the Period") indicated in such table. On or before the last day in each Loan Period, the Investor shall lend, or cause an affiliate of the Investor to lend, to the Company the amount requested (each a "Loan"), not to exceed the Maximum Loan Amount for the Period. The initial principal amounts of all the Loans shall not exceed $761,000 in total.


                                                              MAXIMUM LOAN
         LOAN PERIOD                                     AMOUNT FOR THE PERIOD
----------------------------------                       ---------------------
Effective date of this Agreement                               $115,000
through April 10, 2002

April 11, 2002 through May 10, 2002                            $200,000

May 11, 2002 through June 10, 2002                             $206,000

June 11, 2002 through July 10, 2002                            $240,000

         1.2. Promissory Notes. Each Loan shall be made pursuant to and reflected by a promissory note (individually a "Note," and together the "Notes") each in the form attached to this Agreement as Exhibit A.

         1.3. Closings. At the closing of each Loan (the "Closings"), the Company shall execute and deliver to the Investor (or, as the case may be, the affiliate of the Investor making such Loan) a Note in the amount of the Loan then made.

         1.4. Warrants. As additional consideration for each Loan, and as an inducement to the Investor to make or cause to be made each Loan, at each Closing, simultaneously with the execution and delivery to the Investor of each Note, the Company shall execute and deliver to the Investor a warrant ("Warrant") in the form of Exhibit B, which Warrant shall cover a number of shares of the Company's common stock, par value $.001 per share, equal to the amount of the related Loan, in dollars, divided by 1.5 (meaning, for example, that upon receiving from the Investor a Loan of $150,000 the Company shall execute and deliver to the Investor a Note in such amount and a Warrant covering 100,000 shares of the Company's common stock).

                                   ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to the Investor as follows:

         2.1. Organization and Standing. The Company is duly organized, existing and in good standing status under the laws of the State of Delaware, and has all requisite power and authority, and all contract rights, to own its assets and to carry on and engage in its business affairs as now conducted.

         2.2. Entity Power and Authority. The Company has the power and authority to execute, deliver and perform this Agreement, and this Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally.

                                  ARTICLE III
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

         The Investor represents and warrants to the Company as follows:

         3.1. Organization and Standing. Any entity making a Loan is duly organized, existing and in good standing status under the laws of the state of its organization, and has all requisite power and authority, and all contract rights, to own its assets and to carry on and engage in its business affairs as now conducted.

         3.2. Power and Authority. The Investor has the power and authority to execute, deliver and perform this Agreement, and this Agreement is a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally.

         3.3. Investment Intent. The Investor (and any applicable affiliate of the Investor) is making the Loans and acquiring the Notes solely for the Investor's own account, for private investment, with no view to and not in connection with any resale or distribution, and with no present intention of reselling or distributing the Notes or any part thereof.


Investment Agreement                                                     Page 2

The Investor has no contract, understanding or arrangement with any person to sell, transfer or pledge to such person, or anyone else, the Notes or any portion thereof and has no present plans or intentions to enter into any such contract, understanding or arrangement.

         3.4. Investigations. The Investor acknowledges receipt from the Company of all of the information concerning the Company which the Investor considers to be material in making the investment decision regarding the Company and the Loans. The Investor has had full access to personnel and the books and records of the Company for the purpose of obtaining and verifying such information. The Investor has had a full and fair opportunity to meet with officers, directors and other representatives of the Company and to ask questions and receive answers regarding the business of the Company and its financial condition, results of operations, assets and liabilities, prospects, risk factors, contingencies and uncertainties and any other matters of concern to the Investor about the Company as the Investor has felt necessary or appropriate to assist in an evaluation of the merits and risks of investing in the Company and the Notes. All material documents and information pertaining to the Company and the investment therein as may have been requested were made available to the Investor. In entering into this transaction, the Investor is not relying upon any information, other than the information received from the Company, and the results of the Investor's own independent investigation. The Investor has obtained sufficient information to evaluate the merits and risks of this investment and to make an informed investment decision.

         3.5 Loss of Investment. The Investor understands that this investment in the Company involves substantial risks. The Investor is able to bear the economic risk of such investment and could afford the complete loss of such investment without impairing the Investor's ability to provide for himself and his family in the same manner as he is able to do at the present time.

         3.6 Investment Experience; Accredited Investor. The Investor, without regard to any advice provided by any investment or other advisor, has the requisite knowledge and experience in financial and business matters to have enabled the Investor to evaluate the merits and risks of investing in the Company and the Notes. The Investor is familiar with the term "accredited investor" as defined under SEC Regulation D and the investor is an accredited investor.

                                   ARTICLE IV
                     CONDITIONS TO CLOSING BY THE INVESTOR

         The obligation of the Investor to consummate the transactions herein contemplated is subject to the satisfaction, at or prior to each Closing, of each of the following conditions:

         4.1. Certificates. The Investor shall have received (a) from the Company a certificate, dated as of the Closing, executed by the Company's President and attested to by its Secretary, stating that the representations and warranties of the Company made


Investment Agreement                                                     Page 3
herein are correct and complete as of the Closing, and (b) from the Delaware Department of State a recently dated certificate evidencing the Company's active status under the corporation laws of Delaware.

         4.2. Truthfulness of Representations and Warranties. Each of the representations and warranties of the Company contained in this Agreement shall be true and correct as of each Closing with the same effect as though such representations and warranties had been made on and as of such date.

         4.3 The Company shall have filed a Registration Statement on Form SB-2 with respect to the resale of an aggregate of 996,749 shares issued to Stacey Bagley (403,200), Susan Coyne (583,549) and Jess G. Tucker (10,000) as part of a certain private placement of the Company's securities. If the Registration Statement shall have become effective as of such time, the company shall have fully complied with all filing requirements of Rule 424 under the Securities Act of 1933. No stop order preventing or, if the Registration Statement shall have become effective as of such time, suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company, shall be contemplated by the SEC; and the Company shall have complied with or be making diligent efforts to comply with any request of the SEC for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

         4.4 (a) The Company shall not be in violation or breach of, or in default with respect to, any term of its certificate of incorporation or by-laws, and, (b) to the best knowledge of the Company, the Company shall not be in (i) violation in any material respect of any law, statute, regulation, ordinance, rule, order, judgment or decree of any court or any governmental or regulatory authority applicable to it, or (ii) default in any material respect in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or subject, and no event shall have occurred which with notice, lapse of time or both would constitute such a default.

         4.5 The Company shall be current in its 1934 Act filings with the Securities and Exchange Commission.

         4.6      The Company shall not

         (a) be in default in the payment of any indebtedness when due, after expiration of any applicable grace period;

         (b)      be in breach of this Agreement;

         (c) be subject to a final judgment in an amount greater than $25,000, which amount remains unpaid;


Investment Agreement                                                     Page 4

         (d) be subject to an injunction or order against the Company or any of its assets, which injunction or order has remained undischarged for a period of 30 days during which execution shall have been effectively stayed;

         (e) since the date of this Agreement, have been the subject of the appointment of a receiver, conservator, custodian, trustee, or similar person, officer or committee of, or for any property of the Company, which appointment shall not have been dismissed within 30 days of such appointment;

         (f) since the date of this Agreement, have been the subject of any insolvency, dissolution, or bankruptcy proceeding, or have made an assignment for the benefit of creditors or a bulk transfer of its assets, or have granted a security interest in any of its assets other than as contemplated by this Agreement or any promissory note issued as contemplated by this Agreement;

         (g) since the date of this Agreement, have commenced any proceeding, suit or actions under any provisions of the U.S. Bankruptcy Act, as amended, or any similar statute, for adjudication as a bankrupt, reorganization, composition, extension, arrangement, receivership, liquidation or dissolution by or against the Company which has not been discharged within 30 days thereafter;

         (h) since the date of this Agreement, have terminated or suspended its usual business operations for a period of five
                  (5) consecutive business days.

         4.7 The Company's common stock price shall be quoted either on the OTC-Bulletin Board, NASDAQ, a National Stock Exchange, or another established public securities trading market.

                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

         5.1. Entire Agreement; Amendments. This Agreement, and the other documents referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same shall be in writing, dated subsequent to the date hereof and duly approved and executed by each party.

         5.2. Exhibits. Each Exhibit referred to herein is incorporated into this Agreement by such reference.

         5.3. Severability. If any term or other provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in any


Investment Agreement                                                     Page 5
particular respect or under any particular circumstance, such term or provision shall nevertheless remain in full force and effect in all other respects and under all other circumstances, and all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

         5.4. Waiver. The failure of any party to insist upon strict performance of any of the terms or conditions of this Agreement will not constitute a waiver of any of its rights hereunder.

         5.5. Binding Agreements; No Third Party Beneficiaries; No Assignability. Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the respective parties hereto, as well as their successors, but no statement contained herein is intended to confer upon any person or entity, other than the parties hereto and their successors in interest and permitted assignees, any rights or remedies under or by reason of this Agreement unless so stated to the contrary. No right under this Agreement shall be assignable nor any duty delegable by any party, except as expressly authorized in this Agreement, without the prior consent of the other party.

         5.6. Application of Florida Law. This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida.

         5.7. Counterparts. This Agreement may be executed in any number of counterparts, by means of multiple signature pages each containing less than all required signatures, and by means of facsimile signatures, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.8. Payment of Fees and Expenses. Each party shall be responsible for the payment of its own expenses, including fees of legal counsel, in connection with the negotiation, execution, performance and enforcement of this Agreement.

         5.9. Legal Fees and Costs in Case of Dispute. If a legal action is initiated by a party to this Agreement arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by the prevailing party or his, her or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be paid or reimbursed by the non-prevailing party.


Investment Agreement                                                     Page 6

         5.10. Brokerage Fee. Each of the parties hereto represents and warrants to the others that it or he has not engaged or authorized any broker or finder to act in a representative capacity or otherwise in connection with the transactions contemplated by this Agreement

         5.11. Construction. As used herein, unless the context otherwise requires: (i) references to "Article" or "Section" are to an article or section hereof; (ii) all references to "Exhibits" are to Exhibits attached hereto and are incorporated herein by reference and made a part hereof; (iii) "include", "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import;
(iv) the headings of the various articles, sections and other subdivisions hereof are for convenience of reference only and are in no way intended to, and shall not be deemed to, describe, interpret, define, modify or limit the scope, extent or intent of this Agreement or any of the terms or provisions of this Agreement; and (v) words of gender used herein may be read as masculine, feminine, or neuter, as required by context, and words of number may be read as singular or plural, as similarly required.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


GLOBAL ENERGY GROUP, INC.


By:
   ------------------------------------
   Name:
   Its:


---------------------------------------
ROBERT J. SMITH


Investment Agreement                                                     Page 7

                                    EXHIBITS


Exhibit A  -      Form of Promissory Note
Exhibit B  -      Form of Warrant


Investment Agreement                                                     Page 8

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND OTHER APPLICABLE SECURITIES LAWS, OR A DETERMINATION SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER APPLICABLE LAW.


                                PROMISSORY NOTE


$___________.00                                            ______________, 2002
Maturity Date: Six months from date(s) of
               Funding or Upon Equity Infusion


         FOR VALUE RECEIVED, GLOBAL ENERGY GROUP, INC., a Delaware corporation ("Maker"), promises to pay to the order of Robert J. Smith, an individual with a principal residence in Springfield, MO. ("Holder"), the sum of _______________________________ DOLLARS ($___________.00) together with interest on the outstanding principal balance remaining unpaid from time to time until paid at eight percent (8%) per annum.

1. PAYMENTS. The principal amount of this Note shall be due and payable in full six months from the date(s) of funding or upon equity infusion (the "Maturity Date"), together with all accrued and unpaid interest and any unpaid principal.

2. APPLICATION OF PAYMENTS. All payments shall apply first to accrued interest and the remainder, if any, to reduction of principal as permitted herein.

3. PREPAYMENT. Prior to the Maturity Date, Maker shall have the right to prepay any part or all of the principal of this Note at any time and from time to time, in each case without prior consent of Holder and without penalty.

4. NO CONVERSION RIGHT. This Note is not convertible and does not confer upon Holder, as such, any right whatsoever as a shareholder of Maker.

5. EVENTS OF DEFAULT. The occurrence of any events or conditions described in this Section shall constitute an Event of Default hereunder:

         a. Maker shall fail to make any payments of principal of or interest on any amount due hereunder when due.

         b. Maker shall default in connection with any agreement for borrowed money or other credit with any creditor other than Holder which entitles said creditor to accelerate the maturity thereof and such default is not cured within the grace period provided thereunder or within 10 business days after such default, whichever is later; provided, however, that for such purposes, the default shall be deemed to occur on the date the default event occurs without taking into account any grace period provided in such other agreement or credit arrangement.

         c. Maker shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal, or foreign, now or hereafter existing; Maker shall enter into any agreement indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; Maker shall apply for or permit the appointment by consent or acquiescence of a receiver, custodian or trustee of Maker for all or a substantial part of its property; Maker shall make an assignment for the benefit of creditors; or Maker shall be unable or shall fail to pay its debts generally as such debts become due, or Maker shall admit, in writing, its inability or failure to pay its debts generally as such debts become due.

         d. There shall have been filed against Maker an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal or foreign, now or hereafter existing; Maker shall suffer the involuntary appointment of a receiver, custodian or trustee of Maker or for all or a substantial part of its property or an action for such appointment shall be commenced against Maker; or Maker shall suffer the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Maker or an action seeking the issuance of such a warrant, execution or similar process shall be commenced against Maker.

         e. One or more judgments or decrees shall be entered against Maker involving in the aggregate a liability (not paid or fully covered by insurance) of $25,000 or more and the same is not stayed, fully bonded off or cured within ten (10) days thereafter.

6. ACCELERATION. Upon the occurrence of any Event of Default (as defined herein) the whole indebtedness (including principal and accrued interest) remaining unpaid, shall, at the option of Holder, become immediately due, payable, and collectible.

7. NO WAIVER BY HOLDER. No delay or failure on the part of Holder in exercising any power or right under this Note shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude further exercise of that power or right. The rights and remedies specified in this Note are cumulative and not exclusive of any right or remedies that Holder may otherwise possess.


Promissory Note                                                          Page 2

8. WAIVER OF PRESENTMENT, COLLECTION COSTS, ETC. Maker waives presentment for payment, protest, notice of dishonor or default and notice of protest and nonpayment of this Note. Should it become necessary to collect this Note through an attorney, by legal proceedings, or otherwise, Maker promises to pay all costs of collection, including costs incurred in connection with probate proceedings or bankruptcy or other creditors' rights proceedings. Such costs of collection shall in all cases include the reasonable fees and disbursements of attorneys, paralegals or other legal advisors, whether prior to or at trial, or in appellate proceedings.

9. ASSIGNMENT. The provisions of this Note bind, and are for the benefit of, the respective successors and assigns of Holder, jointly and severally. This Note may not be assigned by Maker without the written consent of Holder.

10. NOTICES. All notices, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy or similar electronic transmission method; one day after it is sent, if sent by recognized expedited delivery service; and five days after it is sent, if mailed, first class mail, postage prepaid and telecopies simultaneous with such mailing. In each case notice shall be sent to the address set forth in the books and records of Maker or to such other address as such party shall have specified by notice in writing to the other parties.

11. APPLICATION OF FLORIDA LAW. This Note, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida.

12. SECURITY. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Maker hereby grants to Holder, as security for the payment and performance of this Note, a security interest in certain property described in Schedule 1 "Description of Collateral" attached hereto, said security interest and pledge to include a lien on all proceeds, products, accessions and substitutions of the property (such property, proceeds, products, accessions and substitutions, are hereinafter sometimes collectively referred to as the "Collateral").

         IN WITNESS WHEREOF, Maker has executed and delivered this Note the date stated above.


GLOBAL ENERGY GROUP, INC.


By:
   ---------------------------------------------
   Name:
        ----------------------------------------
   Its:
       -----------------------------------------


Promissory Note                                                          Page 3

                                   SCHEDULE 1

                           Description of Collateral

The security interest granted under this Note covers the following types (or items of property):

1. All of the Maker's presently existing and hereafter arising accounts, contract rights, instruments, documents, chattel paper, and all other forms of obligations owing to the Maker arising out of the sale or lease of goods or the rendition of services by the Maker whether or not earned by performance, and any and all credit insurance, guaranties and other security therefor, as well as all merchandise returned to or reclaimed by the Maker.

2. All of the Maker's present and hereafter acquired equipment, including without limitation, motor vehicles, furniture, fixtures, dies, tools, jigs, office equipment and other tangible personal property of the Maker, and all machine tools, equipment, fixtures, office equipment, furniture, furnishings, motors, motor vehicles, tools, dies, parts, jigs, goods and any and all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, wherever located.

3. All of the Maker's present and future general intangibles and other personal property (including, without limitation, all choses or things in action, contract rights, goodwill, patents, trade names, trademarks, blueprints, drawings, purchase orders, computer programs, computer discs, computer tapes, literature, reports, catalogs, deposit accounts and tax refunds) other than goods and accounts.

4. All of the Maker's present and future inventory in which the Maker has any interest, including, but not limited to, goods, held by the Maker for sale or lease or to be furnished under a contract of service and all of the Maker's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

5. All books and records of the Maker, including, but not limited to, minute books, ledgers, records indicating, summarizing or evidencing Maker's assets, liabilities, accounts and all information relating thereto, records indicating, summarizing or evidencing Maker's business operations or financial condition, all computer programs, disc or tape files, printouts, runs and other computer prepared information and the equipment containing such information.

6. All proceeds (as defined in the UCC) of all of the foregoing, including, but not limited to proceeds of insurance, and any and all accounts, equipment, general intangibles, inventory, money, deposit accounts or other tangible and intangible property resulting from the sale or other deposition of any of the items in paragraph 1 through 5 above, and the proceeds thereof.

         The above descriptions are, in each case, subject to any prior agreement of Maker that would preclude the granting of any security interest in any particular items otherwise included in the Collateral.


Promissory Note                                                          Page 4

         NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE REGISTERED HOLDER OF THIS WARRANT HAS AGREED THAT NO SALE, PLEDGE OR OTHER TRANSFER OF THIS WARRANT OR ANY OF SAID SHARES MAY BE MADE WITHOUT REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, UNLESS THE HOLDER SHALL DELIVER TO THE ISSUER AN OPINION (IN FORM SATISFACTORY TO THE ISSUER) OF COUNSEL SATISFACTORY TO THE ISSUER THAT NO SUCH REGISTRATION IS REQUIRED.


                           GLOBAL ENERGY GROUP, INC.

                         COMMON STOCK PURCHASE WARRANT

                                ________ Shares

                    This certifies that, for value received,

                                ROBERT J. SMITH,
 an individual with a principal residence in ________________, _______________,


or assigns, is entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 p.m., New York time, on the date three (3) years after the date of this Warrant (the "Termination Date"), but not thereafter, to purchase up to ___________ shares (the "Shares") of Common Stock, par value $0.001 per share ("Common Stock"), of Global Energy Group, Inc., a Delaware corporation (the "Company"). The purchase price payable upon the exercise of this Warrant shall initially be $1.50 per share (the "Warrant Price").

         Upon delivery of this Warrant with written notice of exercise duly executed in form and substance reasonably satisfactory to the Company, together with payment of the Warrant Price for the shares of Common Stock thereby purchased, at the principal office of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof (the "Holder"), the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased. All Shares issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect thereto.

         This Warrant is subject to the following terms and conditions:

SECTION 1.        TERM OF WARRANT; EXERCISE OF WARRANT

         Subject to the terms of this Warrant, the Holder shall have the right, at any time during the period commencing at 9:00 a.m., New York time, on the date hereof, until 5:00 p.m.,

New York time, on the Termination Date, to purchase from the Company the number of fully paid and nonassessable Shares to which the Holder may at the time be entitled to purchase pursuant to this Warrant, upon surrender, to the Company at this principal office, of this Warrant certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Warrant Price for the number of Shares in respect of which this Warrant is then being exercised. Payment of the aggregate Warrant Price shall be made in cash or by certified or cashier's check, or a combination thereof.

SECTION 2.        REGISTRATION AND TRANSFER

         2.1. Registration. This Warrant is registered on the books of the Company. The Company shall be entitled to treat the Holder as the sole owner of this Warrant for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person, and shall not be liable for any registration of transfer of this Warrant which is to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer.

         2.2. Transfer. This Warrant shall be transferable only on the books of the Company maintained at its principal office, wherever located, upon delivery of this Warrant either duly endorsed by the Holder or by the Holder's duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, the original letter of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion. Upon any registration of transfer, the Company shall execute and deliver a new Warrant to the person entitled thereto.

SECTION 3.        EXCHANGE OF WARRANT CERTIFICATE

         This Warrant certificate may be exchanged for another certificate or certificates entitling the Holder to purchase a like aggregate number of Shares as this certificate then entitles the Holder to purchase. Any Holder of this Warrant desiring to exchange this Warrant certificate shall make such request in writing delivered to the Company, and shall surrender this certificate, properly endorsed, to the Company. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

SECTION 4.        PAYMENT OF TAXES

         The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Shares upon the exercise of this Warrant; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in such issuance.

SECTION 5.        MUTILATED OR MISSING WARRANT

         In case the certificate evidencing this Warrant shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of this certificate if it is mutilated, or in lieu of and substitution for this certificate if it is lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant and indemnity, if requested, also satisfactory to the Company. Applicants for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

SECTION 6.        RESERVATION OF SHARES

         There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. Any transfer agent for the Common Stock or for any other shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose.

SECTION 7.        PURCHASE BY THE COMPANY

         The Company shall have the right, except as limited by law, other agreements or herein, to purchase or otherwise acquire this Warrant at such times, in such manner and for such consideration as it may deem appropriate and as shall be agreed with the Holder of this Warrant.

SECTION 8.        ADJUSTMENT OF WARRANT

         If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, or if the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise, or if at any time there shall be a capital reorganization of the Company's Common Stock or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, this Warrant shall thereafter evidence the right to purchase the number of shares of Common Stock or other securities or other property that would have been issuable as a result of that change with respect to the Shares of Common Stock which were purchasable under this Warrant immediately before that subdivision or combination.

SECTION 9.        FRACTIONAL INTERESTS

         The Company shall not be required to issue fractional Shares on the exercise of this Warrant. If any fraction of a Share would, except for the provisions of this Section 9, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the current fair market value of a Share, as reasonably determined by the Company, multiplied by such fraction.

SECTION 10.       NO RIGHT AS STOCKHOLDERS; NOTICES TO HOLDER

         Nothing contained in this Warrant shall be construed as conferring upon the Holder or the Holder's transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company, except and unless to the extent specifically stated herein.

SECTION 11.       SUPPLEMENTS AND AMENDMENTS

         The Company may from time to time supplement or amend this Warrant, without the approval of the Holder, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Warrant and which shall not adversely affect the interest of the Holder. Any other amendment to this Warrant may be made only by a written instrument executed by the Company and the Holder.

SECTION 12.       SUCCESSORS

         All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 13.       APPLICABLE LAW

         This Warrant shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be construed in accordance with the laws of said state.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and its corporate seal to be affixed thereto.


Date: __________, 20____


                                             GLOBAL ENERGY GROUP, INC.


                                             By:
                                                -------------------------------
                                                Name:
                                                Title: